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                                                                     EXHIBIT 23a

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the registration statements on Form S-3 for the Shareowner Dividend Reinvestment and Stock Purchase Plan (Registration No. 333-00573), Form S-8 for the AT&T Long Term Savings and Security Plan (Registration No. 333-47257), Forms S-8 for the AT&T Long Term Savings Plan for Management Employees (Registration Nos. 33-34264, 33-34264-1, 33-29256 and 33-21937), Form S-8 for the AT&T Retirement Savings and Profit Sharing Plan (Registration No. 33-39708), Form S-8 for Shares Issuable Under the Stock Option Plan of the AT&T 1987 Long Term Incentive Program (Registration No. 333-47251), Form S-8 for the AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management Employees (Registration No. 33-50819), Form S-8 for the AT&T of Puerto Rico, Inc. Long Term Savings and Security Plan (Registration No. 33-50817), Post-Effective Amendment No. 1 to Form S-8 Registration Statement (Registration No. 33-54797) for the AT&T 1996 Employee Stock Purchase Plan, Form S-8 for the AT&T Shares for Growth Program (Registration No. 333-47255), Forms S-8 for the AT&T 1997 Long Term Incentive Program (Registration Nos. 333-43440 and 33-28665), Form S-3 for the AT&T $2,600,000,000 Notes and Warrants to Purchase Notes (Registration No. 33-49589), Form S-3 for the AT&T $3,000,000,000 Notes and Warrants to Purchase Notes (Registration No. 33-59495), Form S-4 for the AT&T 5,000,000 Common Shares (Registration No. 33-57745), and in Post-Effective Amendment Nos. 1, 2 and 3 on Form S-8 to Form S-4 Registration Statement (Registration No. 33-42150) for the NCR Corporation 1989 Stock Compensation Plan (Registration No. 33-42150-01), the NCR Corporation 1984 Stock Option Plan (Registration No. 33-42150-02) and the NCR Corporation 1976 Stock Option Plan (Registration No. 33-42150-03), respectively, and the Post-Effective Amendment Nos. 1, 2, 3, 4 and 5 on Form S-8 to Form S-4 Registration Statement (Registration No. 33-52119) for the McCaw Cellular Communications, Inc. 1983 Non-Qualified Stock Option Plan (Registration No. 33-52119-01), the McCaw Cellular Communications, Inc. 1987 Stock Option Plan (Registration No. 33-52119-02), the McCaw Cellular Communications, Inc. Equity Purchase Plan (Registration No. 33-52119-03), the McCaw Cellular Communications, Inc. 1992 Stock Option Plan for Non-Employee Directors (Registration No. 33-52119-04) and the McCaw Cellular Communications, Inc. Employee Stock Purchase Plan (Registration No. 33-52119-05), respectively, and Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement (Registration No. 33-45302) for the Teradata Corporation 1987 Incentive and Other Stock Option Plan (Registration No. 33-45302-01), Form S-8 for the AT&T Amended and Restated 1969 Stock Option Plan for LIN Broadcasting Corp. (Registration No. 33-63195), and in Post Effective Amendment Nos. 1, 2, 3, 4 and 5 on Form S-8 to Form S-4 Registration Statement (Registration No. 333-49419) for the Teleport Communications Group Inc. 1993 Stock Option Plan (Registration No. 333-49419-01), Teleport Communications Group Inc. 1996 Equity Incentive Plan (Registration No. 333-49419-02), ACC Corp. Employee Long Term Incentive Plan (Registration No. 333-49419-03), ACC Corp. Non-Employee Directors' Stock Option Plan (Registration No. 333-49419-04) and ACC Corp. 1996 UK Sharesave Scheme (Registration No. 333-49419-05), and in Post-Effective Amendment Nos. 1 and 2 on Form S-8 to Form S-4 Registration Statement (Registration No. 333-70279) for the Tele-Communications, Inc. 1998 Incentive Plan, the Tele-Communications, Inc. 1996 Incentive Plan (Amended and Restated), the Tele-Communications, Inc. 1995 Employee Stock Incentive Plan (Amended and Restated), the Tele-Communications, Inc. 1994 Stock Incentive Plan (Amended and Restated), the Tele-Communications, Inc. 1994 Non-employee Director Stock Option Plan, the Tele-Communications International, Inc., the 1996 Non-employee Director Stock Option Plan, the Tele-Communications International, Inc. 1995 Stock Incentive Plan (Registration No. 333-70279-01), the Liberty Media 401(K) Savings Plan, the TCI 401(K) Stock Plan (Registration No. 333-70279-02), Form S-4 for Vanguard Cellular Systems, Inc. (Registration No. 333-75083), Form S-4 for MediaOne Corp, (Registration No. 333-86019), Post Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement for the MediaOne Group 1999 Supplemental Stock Plan and the Amended MediaOne Group 1994 Stock Plan (Registration No. 333-86019-1), Post Effective Amendment No. 2 on Form S-8 to Form S-4 Registration Statement for MediaOne Group 401(K) Savings Plan (Registration No. 333-86019-2), Form S-8 for the AT&T Broadband Deferred Compensation Plan (Registration No. 333-53134), Post Effective Amendment No. 1 to Form S-8 for AT&T Senior Management Incentive

Award Deferral Plan and AT&T Deferred Compensation Plan for Non-Employee Directors (Registration No. 333-61676-1), Form S-8 for AT&T Senior Management Incentive Award Deferral Plan and AT&T Deferred Compensation Plan for Non-Employee Directors (Registration No. 333-61676), Form S-3 for the Redemption of TCI Preferred Securities (Registration No. 333-73120-01), Amendment No. 1 to Form S-3 for the Redemption of TCI Preferred Securities (Registration No. 333-73120-02), Amendment No. 2 to Form S-3 for the Redemption of TCI Preferred Securities (Registration No. 333-73120-03), Amendment No. 3 to Form S-3 for the Redemption of TCI Preferred Securities (Registration No. 333-73120-04), Form S-3 for the AT&T Universal Shelf Registration (Registration No. 333-83174, which supercedes Form S-3 for the $13,080,000 Debt Securities and Warrants to Purchase Debt Securities 333-71167), and Amendment No. 1 to the Form S-3 for the AT&T Universal Shelf Registration (Registration No. 333-83174-01) of our report dated January 23, 2003, except for Note 20, as to which the date is February 28, 2003, relating to the consolidated financial statements of AT&T Corp. and its subsidiaries, which appears in this Annual Report on Form 10-K, for the year ended December 31, 2002. We also consent to the incorporation by reference of our report dated January 23, 2003, relating to the consolidated financial statement schedule, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

New York, New York
March 28, 2003

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